                                                                  EX-99.906.CERT


CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of Boston Advisors Trust (the "Trust") on Form N-CSR for the period ending April 30, 2003, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


                  /s/ Michael J. Vogelzang
         -------------------------------------------------
         Michael J. Vogelzang,  Chief Executive Officer

         Date     June 23, 2003
              ----------------------


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

                                                                  EX-99.906.CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of Boston Advisors Trust (the "Trust") on Form N-CSR for the period ending April 30, 2003, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


         /s/ Donna C. McAdam
         --------------------------------------------
         Donna C. McAdam,  Chief Financial Officer

         Date     June 23, 2003
              -------------------------


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C Section 1350 and is not being filed as part of the Form N-CSR with the Commission.